UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2022
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Guidewire Software, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2850 S. Delaware St., Suite 400
San Mateo, CA 94403
(Address of principal executive offices, including zip code)

(650) 357-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	GWRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of John Mullen as President and Chief Revenue Officer

Guidewire Software, Inc. (NYSE: GWRE) announced the appointment of John Mullen as President and Chief Revenue Officer (CRO) to be effective February 3, 2022. A copy of the press release announcing the appointment is attached as Exhibit 99.1.

Prior to joining the Company, Mr. Mullen served as Head, North American Markets at Capgemini, from 2017 to 2021. Mr. Mullen holds an MA in Industrial Psychology from the University of Tulsa.

There are no arrangements or understandings between Mr. Mullen and any other persons in connection with his appointment. There are no family relationships between Mr. Mullen and any director or executive officer of the Company, and Mr. Mullen is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Company will enter into its forms of Executive Agreement and Indemnification Agreement, incorporated by reference hereto as Exhibits 10.1 and 10.2, respectively, with Mr. Mullen.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1*	Form of Executive Agreement
10.2*	Form of Indemnification Agreement between the Company and each of its directors and executive officers
99.1	Press release dated January 6, 2022 titled "Guidewire to appoint John Mullen President and Chief Revenue Officer"
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* Incorporated by reference from Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed on March 5, 2020.

** Incorporated by reference from Exhibit 10.1 to the Company’s Form S-1/A filed on October 28, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2022

GUIDEWIRE SOFTWARE, INC.

By:	/s/ JEFF COOPER
Jeff Cooper
Chief Financial Officer